UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 10, 2009 (August 10, 2009)

DIGITALGLOBE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34299	31-1420852
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
1601 Dry Creek Drive, Suite 260
Longmont, Colorado 80503
(Address of principal executive offices, including zip code)

(303) 684-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 10, 2009, DigitalGlobe, Inc. issued a press release announcing second quarter 2009 results. A copy of the press release is furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	DigitalGlobe, Inc.’s press release, dated August 10, 2009, announcing second quarter 2009 results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2009	DIGITALGLOBE, INC.
	By:	/s/ Yancey L. Spruill
	Name:	Yancey L. Spruill
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	DigitalGlobe, Inc.’s press release, dated August 10, 2009, announcing second quarter 2009 results.